UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

Zedge, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37782	26-3199071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1178 Broadway, Ste. 1450 (3rd Floor), New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 577-3424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	ZDGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K filed by Zedge, Inc. (the “Company”) on August 31, 2026, the Board of Directors of the Company (the “Board”) appointed Morris Berger as Chief Executive Officer of the Company, effective October 1, 2026. Mr. Berger commenced service as Chief Executive Officer on October 1, 2026.

On September 29, 2026, the Company entered into an employment agreement with Mr. Berger (the “Employment Agreement”) providing for: (i) a term of three (3) years, commencing October 1, 2026 (“Start Date”); (ii) an annual base salary of $450,000; (iii) a one-time $25,000 cash signing bonus, payable after his Start Date, and a one-time $25,000 cash stay bonus, payable following the first anniversary of his Start Date; (iv) severance equal to one year of base salary under the terms and conditions set forth in the Employment Agreement; (v) full acceleration of the vesting of the options described below in the event that his employment is terminated by the Company without Cause or he resigns for Good Reason (each as defined in the Employment Agreement); and (v) an award under the Company’s 2026 Equity Incentive Plan (the “Plan”) consisting of 10-year options to purchase shares of the Company’s Class B common stock, par value $0.01 per share, representing 3% of the Company’s issued and outstanding shares of common stock on October 1, 2026, with an exercise price equal to the fair market value of a share on the date of grant, which will vest in twenty (20) equal quarterly installments over a period of five (5) years, commencing October 1, 2026.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
10.1†	Employment Agreement, dated as of September 29, 2026, between Zedge, Inc. and Morris Berger
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEDGE, INC.

By:	/s/ Yi Tsai
Name:	Yi Tsai
Title:	Chief Financial Officer

Dated:	October 9, 2026

EXHIBIT INDEX

Exhibit No.	Document
10.1†	Employment Agreement, dated as of September 29, 2026, between Zedge, Inc. and Morris Berger
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Management contract or compensatory plan or arrangement.

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